INSTRUMENT OF TRANSFER

Hongkong Internet Financial Services Limited
香港互聯網金融服務有限公司

We, Hudson Capital Inc. (Transferor)

of Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Islands

in consideration of the sum of HONG KONG DOLLAR ONE ONLY (HK$1.00)

paid to us by (name) Hudson Capital USA Inc.

(occupation) Corporation

of (address) 19 West 44th Street, Suite 1001, New York, New York 10036
USA

(hereinafter "the said Transferee")

do hereby transfer to the said Transferee the ONE Ordinary shares

numbered --

standing in our name in the Register of:-

Hongkong Internet Financial Services Limited
香港互聯網金融服務有限公司

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which we hold the same at the time of execution hereof. And we, the said Transferee do hereby agree to take the said shares subject to the same conditions.

Witness our hands the 30th day of March 2022 .

Witness to the signature(s) of the Transferor -

For and on behalf of
Hudson Capital Inc.

Authorized Signature(s)

Witness's name and address:

Hudson Capital Inc.
(Transferor)

Witness to the signature(s) of the Transferee -

For and on behalf of
Hudson Capital USA Inc.

Authorized Signature(s)

Witness's name and address:

Hudson Capital USA Inc.
(Transferee)

SOLD NOTE

Transferee Hudson Capital USA Inc.

Address USA

Occupation Corporate

Name of company in which the share(s) to be transferred -

Hongkong Internet Financial Services Limited
香港互聯網金融服務有限公司

Number of share(s) - 1 – Ordinary of HK$ 1.00 each

Consideration received HONG KONG DOLLAR ONE ONLY (HK$1.00)

For and on behalf of
Hudson Capital Inc.

Authorized Signature(s)

(Transferor) Hudson Capital Inc.

Hong Kong, Dated 30 March 2022

BOUGHT NOTE

Transferor Hudson Capital Inc.

Address BVI

Occupation Corporate

Name of company in which the share(s) to be transferred -

Hongkong Internet Financial Services Limited
香港互聯網金融服務有限公司

Number of share(s) - 1 – Ordinary of US$ 1.00 each

Consideration received HONG KONG DOLLAR ONE ONLY (HK$1.00)

For and on behalf of
Hudson Capital USA Inc.

Authorized Signature(s)

(Transferee) Hudson Capital USA Inc.

Hong Kong, Dated 30 March 2022